Party in Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 002
Party in Interest Transactions [Line Items]
Party in Interest Transactions

Note 5 – Party in Interest Transactions:

Section 3(14) of ERISA defines a party-in-interest to include, among others, fiduciaries or employees of the Plan, any person who provides services to the Plan or an employer whose employees are covered by the Plan. Accordingly, loans to participants, shares of employer stock and the management of investments held by the trustee and custodian are considered party-in-interest transactions.

At December 31, 2025 and at December 31, 2024, the Plan held common stock of the Magyar Bancorp, Inc., the parent company of the sponsoring employer, in the amount of $2,033,998 and $1,700,797, respectively. During the year ended December 31, 2025, the Plan earned dividend income of $32,927 related to the common stock.